               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

              FRONTIER INSURANCE GROUP, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                         [FRONTIER INSURANCE GROUP LOGO]


                              INSURANCE GROUP, INC.
                           195 Lake Louise Marie Road
                         Rock Hill, New York 12775-8000
                                 (914) 796-2100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 22, 1997
                             ______________________

To the Stockholders of
  FRONTIER INSURANCE GROUP, INC.

               NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Frontier Insurance Group, Inc. (the "Company") will be held at the Company's corporate headquarters, 195 Lake Louise Marie Road, Rock Hill, New York 12775-8000 (located on Lake Louise Marie Road, which runs parallel to New York State Route 17, between Exits 109 and 110 of Route 17), on Thursday, May 22, 1997, at 10:00 a.m., local time, to consider and act upon the following proposals:

               1.     To elect a board of six (6) directors.

               2. To ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997.

               3.     To  transact  such other  business  as may  properly  come
                      before  the  Annual   Meeting   or  any   adjournment   or
                      postponement thereof.

               Only holders of record of Common Stock at the close of business on March 24, 1997, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting.


                                       By Order of the Board of Directors,



                                       /s/  Joseph P. Loughlin


                                       Joseph P. Loughlin
                                       Secretary
Rock Hill, New York
April 9, 1997


              STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING
          ARE REQUESTED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
                 PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                         [FRONTIER INSURANCE GROUP LOGO]
                              INSURANCE GROUP, INC.
                           195 Lake Louise Marie Road
                         Rock Hill, New York 12775-8000
                                 (914) 796-2100

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 1997

                             -----------------------


                                  INTRODUCTION

General

        This Proxy Statement is being furnished to holders of Common Stock, par value $.01 per share ("Common Stock"), of Frontier Insurance Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, May 22, 1997 at the Company's corporate headquarters, 195 Lake Louise Marie Road, Rock Hill, New York 12775-8000 (located on Lake Louise Marie Road, which runs parallel to New York State Route 17, between Exits 109 and 110 of Route 17), at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Annual Meeting"). The cost of this solicitation will be borne by the Company. This Proxy Statement and enclosed proxy card are being mailed to the Company's stockholders on or about April 9, 1997.

Matters to be Considered at the Annual Meeting

               At the Annual Meeting, the stockholders will be asked to consider and vote upon the following proposals:

               1.     To elect a board of six (6) directors, and

               2. To ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997.

all as more fully described in this Proxy Statement.

Voting at the Annual Meeting

        Only holders of record of Common Stock at the close of business on March 24, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, each such holder of record being entitled to one vote per share on each matter to be considered at the Annual Meeting. On the Record Date, there were 14,702,779 shares of Common Stock issued and outstanding.

        The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (7,351,389 shares of the 14,702,779 shares outstanding) is necessary to constitute a quorum at the Annual Meeting. All abstentions and broker non-votes, if any, will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. A plurality vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the Board of six (6) directors, and the affirmative vote by the holders of a majority of such votes is required to ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997.

        If the enclosed proxy card is properly executed and returned to the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Shares represented by proxies which are marked "WITHHOLD AUTHORITY" to vote for (i) all six (6) nominees or (ii) any individual nominee(s) for election as directors and are not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. Similarly, shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. IN THE ABSENCE OF INSTRUCTIONS, THE SHARES WILL BE VOTED FOR ALL THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING. At any time prior to its exercise, a proxy may be revoked by the holder of Common Stock granting it by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement or by attending the Annual Meeting and voting in person.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following  table sets forth the  beneficial  ownership of the Common
Stock on the Record Date by (i) each person known by the Company to own beneficially five percent or more of such shares, (ii) each Director, all of whom are nominees for election as a Director, (iii) each person named in the Summary Compensation Table under "Executive Compensation" on page 9 of this Proxy Statement, and (iv) all Directors and executive officers as a group, together with their respective percentage ownership of the outstanding shares:

                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP


                                        CURRENTLY          ACQUIRABLE        PERCENT OF
  NAME AND ADDRESS                        OWNED          WITHIN 60 DAYS(1)  OUTSTANDING
  ----------------                        -----          -----------------  -----------
Walter A. Rhulen (2) ...............   1,083,822(3)          --                 7.4%

Peter L. Rhulen (2) ................     972,950(4)          --                 6.6%

Lawrence E. O'Brien ................      34,392            688                   *

Douglas C. Moat ....................       4,263            688                   *

Alan Gerry .........................          --             --                   *

Thomas J. Dietz ....................      69,704         74,250                 1.0%

Harry W. Rhulen ....................      97,631(5)     105,854(6)              1.4%

Peter H. Foley .....................         952          2,750                   *

Mark H. Mishler ....................          --          2,049                   *

Estate of Jesse M. Farrow (2) ......     859,594             --                 5.9%

Denver Investment Advisors, LLC ....   1,218,726(7)          --                 8.3%
  125-17th Street, 26th Floor, Denver, CO
  80202

Wellington Management Company ......   1,139,071(8)          --                 7.8%
  75 State Street
  Boston, MA 02109

All directors and executive officers
  as a group (12 persons) ..........   2,276,314        190,383                16.8%


---------------

* Less than 1%.

(1) Reflects number of shares of Common Stock acquirable upon exercise of options.

(2)  Address is 195 Lake Louise Marie Road, Rock Hill, NY 12775-8000.

(3)  Does not include  5,072  shares of Common Stock owned by the wife of Walter
     A. Rhulen, the beneficial ownership of which Mr. Rhulen disclaims.

(4) Does not include 245,391 shares, 13,216 shares, 26,200 shares and 12,650 shares of Common Stock owned, respectively, by two children of Mr. Peter L. Rhulen, Mr. Rhulen's spouse, The Eileen and Peter Rhulen Foundation, Inc., for which Mr. Rhulen acts as President, and a charitable foundation for which Mr. Rhulen acts as trustee. Mr. Rhulen disclaims beneficial ownership of such shares.

(5) Includes 3,394 shares owned by a daughter of Mr. Harry W. Rhulen, for whom he acts as custodian under the Uniform Gifts to Minors Act. Does not include 5,459 shares of Common Stock owned by Mr. Rhulen's wife, as to which Mr. Rhulen disclaims beneficial ownership.

(6) Includes 103,125 shares purchasable at $45.45 per share upon exercise of options granted to Mr. Walter A. Rhulen, his father, and given to Mr. Harry
     W. Rhulen by his father.

(7) Information is from a Schedule 13G dated February 10, 1997, filed by Denver Investment Advisors, LLC, which reflects shared dispositive power with respect to 1,218,726 shares.

(8) Information is from a Schedule 13G dated January 24, 1997, filed by Wellington Management Company, which reflects shared dispositive power with respect to 1,139,071 shares.

        On the Record Date, the outstanding Common Stock was held by 14,702,779 registered stockholders.

                              ELECTION OF DIRECTORS

        At the Meeting, the entire Board of six (6) Directors is to be elected to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Unless otherwise specifically directed by stockholders executing proxies, it is intended that all proxies in the accompanying form received in time for the Annual Meeting will be voted at the Annual Meeting FOR the election of the six (6) nominees named below, all of whom, except for Harry W. Rhulen, are currently Directors of the Company. In the event any nominee should become unavailable for election for any presently unforeseen reason, it is intended that the proxies will be voted for such substitute nominee as may be designated by the present Board of Directors.

        Each nominee's name, age, office with the Company, the year first elected as a Director and certain biographical information are set forth below:


                                     Year First
                                       Served
        Name                 Age     as a Director                      Position
        ----                 ---     -------------                      --------
Walter A. Rhulen (1) .....   65         1986          President and Chairman of the Board
Peter L. Rhulen (1) ......   58         1986          Vice President and a Director
Harry W. Rhulen ..........   33          --           Executive Vice President and a Director
Lawrence E. O'Brien (2) ..   56         1990          Director
Douglas C. Moat (2) ......   65         1991          Director
Alan Gerry (1)(2) ........   68         1996          Director


---------------

(1) Member of Stock Option Committee.

(2) Member of Audit Committee and member of Compensation Committee.

               Walter A. Rhulen has been the President and Chairman of the Board of the Company since commencement of its operations in July 1986, and the President of Frontier Insurance Company since 1976. Mr. Rhulen was also the President of Rhulen Agency, a position he held for more than 22 years, which office he resigned in 1986. Mr. Rhulen, a chartered property and casualty underwriter (CPCU), has more than 40 years' experience in the insurance business.

               Peter L. Rhulen has been a Vice President and director of the Company since commencement of its operations in July 1986 and a Vice President of Frontier Insurance since 1976. Mr. Rhulen was formerly Vice Chairman of Markel/Rhulen, a position he held from October 1989 to September 1992, and now acts as an independent insurance consultant. Mr. Rhulen is also Vice Chairman of the Board and President of RAI Partners, Inc. (formerly Rhulen Agency), a firm of which he has been an executive officer for more than 25 years. Mr. Rhulen devotes only minimal time to the affairs of the Company in his capacity as Vice President.

               Harry W. Rhulen was elected Executive Vice President of the Company in October 1996, having been a Vice President of the Company since June 1990 and an employee since June 1989. Mr. Rhulen also serves as Chief Executive Officer of United Capitol from its acquisition in May 1996.

               Lawrence E. O'Brien has been a director of the Company since June 1990 and a member of the Audit Committee since that date. Mr. O'Brien, a CPCU, is the President of O'Brien Management Company, Inc., an insurance consulting firm, a position he has held since January 1988, and was a co-founder and a director of Underwriter Management Associates, a managing general insurance agency with which he had been associated since its inception in 1983 until its sale in September 1990. From 1976 to 1987, Mr. O'Brien was Executive Vice President of Associated Risk Managers, a New York statewide affiliation of independent insurance agents marketing specialized insurance programs.

               Douglas C. Moat has been a director of the Company since August 1991, and a member of the Audit Committee since that date. Mr. Moat, a JD, CLU, and FLMI, is Chairman of the Manhattan Group, Inc., an insurance and financial services firm. Mr. Moat has over 40 years' experience in insurance and financial services sales and management, including 13 years as a private consultant. During his career, he has held positions as Executive Vice President, The Home Group; Director Financial Services Corporate Staff, ITT Corp.; Vice President, USLIFE Corp., and President of USLIFE's mutual fund subsidiary; Vice President, The Glens Falls Group and the National Life Assurance Company of Canada. Mr. Moat is a member of the New York Bar Association, serves on several insurance and banking committees, and writes and speaks extensively on insurance topics, often acting as an expert witness.

               Alan Gerry was elected a director of the Company in March 1996. Mr. Gerry is the founder of Cablevision Industries Corporation, the eighth largest multiple cable system operator in the United States and its Chairman of the Board and Chief Executive Officer until its merger with Time Warner Entertainment in January 1996. Mr. Gerry is a member of the Board of Directors of Time Warner Entertainment, the National Cable Television Association, and C-SPAN, the industry public affairs programming network. He was a founding member of the Board of the Cable Alliance for Education and is a past President of the New York State Cable Television Association.

                               ------------------

               Messrs. Walter A. Rhulen and Peter L. Rhulen are brothers and Mr. Harry W. Rhulen is the son of Walter A. Rhulen.

MEETINGS AND COMMITTEES

               There were five meetings of the Board of Directors during 1996. Messrs. Walter A. Rhulen, Douglas C. Moat and Peter L. Rhulen attended all such meetings, and Mr. Alan Gerry and Mr. Lawrence E. O'Brien attended four meetings. There were also six occasions on which the Board took action by unanimous written consent.

               The Audit Committee, composed of three independent Directors, Messrs. O'Brien, Moat and Gerry, meets with the Company's independent auditors to review the scope of their annual audit, the adequacy of the Company's system of internal controls, and the sufficiency of its financial reporting. The Audit Committee held three meetings during 1996.

               The Compensation Committee, composed of three independent Directors, Messrs. O'Brien, Moat and Gerry, establishes the compensation program for Mr. Walter A. Rhulen, the Company's President, Chief Executive Officer and Chairman of the Board, and recommends to the Board of Directors, in consultation with Mr. Rhulen, a general compensation program for all officers. See "Compensation Committee Report on Executive Compensation." The Compensation Committee held one meeting during 1996.

               The Incentive and Non-Incentive Stock Option Committee selects optionees and, for non-incentive options, option terms, in accordance with the Company's stock option plans. This Committee met thirteen times during 1996.

        The Company does not have a standing nominating committee.

                               ------------------

COMPENSATION OF DIRECTORS

               The Company pays each Director, other than Walter A. Rhulen, an annual retainer of $24,000, plus reimbursement of expenses, and each Director who serves as a member of the Audit Committee an additional annual retainer of $2,000, plus reimbursement of expenses.

              RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS

        Subject to ratification by the stockholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997. The affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to ratify the reappointment of Ernst & Young LLP. It is anticipated that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions within such firm's field of expertise.

        THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE REAPPOINTMENT OF THE INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

        Management does not know of any matter to be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

                        REPORT OF COMPENSATION COMMITTEE

        In 1993, in order to link more closely executive compensation to the Company's performance, the Board of Directors, following the recommendation of the Compensation Committee, established a five-year compensation program for Mr. Walter A. Rhulen, the Company's President, Chief Executive Officer and Chairman of the Board (the general terms of which are reflected under "Executive Compensation - Employment Agreements" in this Proxy Statement) and adopted an Executive Bonus Plan for the executive officers of the Company and its subsidiaries based on the Company's return on investment.

        In 1995, the Board of Directors, upon recommendation of the Compensation Committee, revised the Executive Bonus Plan to base the bonus on the Company's earnings per share before extraordinary items ("EPS"). The revised program provides an annual bonus to the executive officer in the event the Company's EPS for the year exceeds its highest EPS during the five preceding years by at least 10%. In such event, the bonus shall equal 5% of the executive officer's base salary, plus a percentage of base salary equal to the percentage by which the Company's EPS for the year exceeds 10% of the target year's EPS. Bonuses under the Executive Bonus Plan for 1996 aggregated $679,065 to the 17 executive officers eligible for bonuses thereunder.

        The Executive Bonus Plan and Mr. Walter A. Rhulen's bonus arrangement have been designed to comply with the compensation deductibility requirements of
Section 162(m) of the Internal Revenue Code.

                                                   THE COMPENSATION COMMITTEE

                                                   Douglas C. Moat
                                                   Lawrence E. O'Brien
                                                   Alan Gerry

                             EXECUTIVE COMPENSATION

        The following table sets forth a summary of the compensation paid and accrued by the Company to its Chief Executive Officer, each of its other four most highly compensated executive officers, and one former executive officer for the years ended December 31, 1996, 1995 and 1994.

                           Summary Compensation Table

                                                            Long-Term
                                 Annual Compensation      Compensation
                                 -------------------      ------------
                                                             Awards
                                                             ------
                                                                         All Other
                                                                        Compensation
         Name and                                                       ------------
    Principal Position      Year   Salary ($)   Bonus ($)   Options (#)   ($)(1)
    ------------------      ----   ----------   --------    -----------
Walter A. Rhulen             1996    500,000    415,500       --          30,000
  President and Chairman     1995    500,000    296,900       --          23,400
                             1994    500,000       --         --          27,300

Thomas J. Dietz              1996    250,000     75,000       --          20,000
  Vice President             1995    215,000     35,400       --          16,300
                             1994    215,000       --         --          15,000

Peter H. Foley               1996    191,000    157,800     20,000(2)     17,000
  Vice President             1995     77,900     45,300     11,000(3)      3,600
                             1994       --         --         --            --

Harry W. Rhulen              1996    125,000     65,000       --          14,000
  Vice President             1995    105,000     23,900      2,750(4)     10,000
                             1994     90,000     10,000       --           9,200

Mark H. Mishler              1996    106,000     60,000       --          11,300
  Vice President-Finance     1995     87,000      8,900      2,750(4)      8,500
  and Treasurer              1994     80,000      7,500       --           6,700


Dennis F. Plante             1996    138,200       --         --           2,900
  Former Vice President      1995    136,300     23,500       --          14,600
  and Treasurer (5)          1994    129,000     10,000       --          13,800




---------------

(1) Represents the allocable amount accrued for contribution by the Company to its profit sharing plan and the allocable amount of the Company's contribution to its 401(k) plan. The allocable amount, accrued for contribution to the Company's profit sharing plan for Messrs. W. Rhulen, Dietz, Foley, H. Rhulen, and Mishler was $9,500,$9,500,$9,500, $9,400 and $6,700, respectively, and the allocable amount contributed to the Company's 401(k) plan for Messrs. W. Rhulen, Dietz, Foley, H. Rhulen, Mishler and Plante was $20,500, $10,500, $7,500, $4,600, $4,600 and $ $2,900
     respectively.

(2) Exercisable cumulatively at the rate of approximately 10% of the underlying shares per year, commencing June 30, 1997.

(3) Exercisable cumulatively at the rate of 25% of the underlying shares per year, commencing June 5, 1996.

(4) Exercisable cumulatively at the rate of 25% of the underlying shares per year, commencing March 3,1996.

(5) On April 19, 1996, Dennis F. Plante terminated his employment with the Company. As a part of this termination, he received severance on a bi-weekly basis, equal to his salary on that date through December 31, 1996. Mr. Plante exercised all vested options at such time.

The following table sets forth certain information concerning options granted during 1996 to the individuals named in the Summary Compensation Table:

                              Option Grants in 1996


                                   Individual Grants
------------------------------------------------------------------------------------
                         Number of                                                      Potential Realizable Value of
                         Securities     % of Total                                          Assumed Annual Rates of
                        Underlying      Options                                          Stock Price Appreciation for
                         Options      Granted to All   Exercise Price    Expiration            Option Term
       Name            Granted (#)      Employees        ($/Share)          Date            5% ($)      10% ($)
       ----            ----------       ---------        ---------          ----            ------      -------
    Peter H. Foley       20,000           29.2             38.00         06/03/2006        448,200     1,119,600


   The following table presents the value of unexercised options held at December 31, 1996 by the individuals named in the Summary Compensation Table:

                               Options Value Table


                                 Number of Unexercised Options at       Value of Unexercised In-the-Money
                                  Year-End (#) Exercisable (E)/      Options at Year-End ($)* Exercisable (E)/
          Name                         Unexercisable (U)                       Unexercisable (U)
          ----                   --------------------------------    -----------------------------------------
        Walter A Rhulen                     --                                      --

        Thomas J. Dietz                  74,250 (E)                                 -0- (E)

        Peter H. Foley                    2,750 (E)                              43,938 (E)
                                         28,250 (U)                             136,813 (U)

        Harry W. Rhulen                 105,854 (E)                              40,663 (E)
                                          2,744 (U)                              49,105 (U)

        Mark H. Mishler                   2,049 (E)                              31,559 (E)
                                          2,516 (U)                              46,053 (U)



---------------

* Values are calculated by subtracting the exercise price from the fair market value of the Common Stock at year-end.

(1) Includes 103,215 shares purchasable at $45.45 per share upon exercise of options granted to Mr. Walter A. Rhulen, his father, and gifted to Mr. Harry W. Rhulen by his father.

                               ------------------

  Mr. Harry W. Rhulen is the son of Mr. Walter A. Rhulen.

EMPLOYMENT AGREEMENTS

  Mr. Walter A. Rhulen is employed under an agreement with the Company effective January 1, 1993 and expiring December 31, 1997, which provides for annual base compensation of $500,000 plus an annual bonus in the event the Company's earnings per share before extraordinary items ("EPS") exceeds its highest EPS during the five preceding years by at least 10%. In such event, Mr. Rhulen's bonus shall be $50,000, plus a multiple of $30,000 for each percentage point or fraction thereof by which the Company's EPS for the year exceeds the 10% threshold.

        In addition, in 1993, Mr. Walter A. Rhulen was granted an option to purchase 412,500 shares of Common Stock at $45.45 per share. On the date the option was granted, the closing price of the Common Stock on the New York Stock Exchange was $27.43.

                             STOCK PERFORMANCE GRAPH

  The following graph sets forth the cumulative total shareholder return to the Company's (FTR) shareholders during the five-year period ended December 31, 1996, as well as an overall stock market index (S&P 500 Index) and FTR's peer group index (SIC Code Index 6331 - Fire, Marine, and Casualty Insurance, and 6351 - Surety Insurance combined):

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG FRONTIER INSURANCE GROUP, INC.,
                       S&P 500 INDEX AND PEER GROUP INDEX




                               [PERFORMANCE GRAPH]






--------------------------------------------------FISCAL YEAR ENDING-----------------
COMPANY                       1991      1992      1993      1994      1995      1996
FRONTIER INSURANCE GROUP      100      172.18    197.43    147.11    219.06    292.23
PEER GROUP                    100      118.37    120.84    121.00    176.15    212.82
BROAD MARKET                  100      107.64    118.50    120.06    165.18    203.11





                      Assumes $100 Invested on Jan. 1, 1992
                           Assumes Dividend Reinvested
                        Fiscal Year Ending Dec. 31, 1996

                          STOCKHOLDER PROPOSALS FOR THE
                       1998 ANNUAL MEETING OF STOCKHOLDERS

  Any stockholder proposal to be considered for inclusion in the Company's proxy soliciting material for the 1997 Annual Meeting of Stockholders must be received by the Company at its principal office by December 31, 1997.



Dated:  April 9, 1997

                                   APPENDIX 1

--------------------------------------------------------------------------------
[FRONT OF PROXY CARD]
--------------------------------------------------------------------------------


PROXY                    FRONTIER INSURANCE GROUP, INC.

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints WALTER A. RHULEN and PETER H. FOLEY and each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of Frontier Insurance Group, Inc. on May 22, 1997, and any adjournments and postponements thereof, upon all matters as may properly come before the Annual Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

        PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.



[BACK OF PROXY CARD]

        Please mark your
        votes as in this
        example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1) AND (2) LISTED BELOW, TO COME BEFORE THE ANNUAL MEETING:

(1)  TO ELECT A BOARD OF SIX (6) DIRECTORS,

   FOR the nominees  listed                 WITHHOLD  AUTHORITY to vote
   below (except as marked  to              for all five (5) nominees
   the contrary below) five                 listed below
   (5) nominees listed below

          [ ]                                     [ ]

 Walter A. Rhulen, Peter L. Rhulen, Lawrence E. O'Brien, Douglas C. Moat, Alan Gerry, Harry W. Rhulen.

To WITHHOLD AUTHORITY to vote for any individual nominee(s), print such nominee's name below:




________________________________________________________________________________

(2) To ratify the reappointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997.

        [ ] FOR              [ ] AGAINST                  [ ] ABSTAIN

(3)  Upon any and all other business that may come before the Annual Meeting.

Check here if you plan to attend the Annual Meeting of Stockholders. [ ]

        THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED IN PARAGRAPHS (1) AND (2) UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS SPECIFIED.

SIGNATURE(S):                                                   DATE
             -------------------------------------------------      ------------

------------- 1997
Note:  Executors, Administrators, Trustees, etc.
       should give full title.